Moderate Allocation Portfolio
Schedule of Investments (unaudited)
As of March 31, 2023
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Investment Companies (100.1%)
U.S. Stock Funds (36.3%)
Vanguard Variable Insurance Funds—Equity Index Portfolio	3,418,399	177,347
Vanguard Extended Market Index Fund Admiral Shares	293,431	31,221
		208,568
International Stock Fund (24.1%)
Vanguard Total International Stock Index Fund Admiral Shares	4,656,293	138,059
U.S. Bond Fund (27.8%)
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	15,389,986	159,748
International Bond Fund (11.9%)
Vanguard Total International Bond Index Fund Admiral Shares	3,498,679	68,364
Total Investment Companies (Cost $585,489)		574,739
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 4.839% (Cost $1)	7	1
Total Investments (100.1%) (Cost $585,490)		574,740
Other Assets and Liabilities—Net (-0.1%)		(394)
Net Assets (100%)		574,346
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
B.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At March 31, 2023, 100% of the market value of the portfolio's investments was determined based on Level 1 inputs.
C.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Dec. 31, 2022 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Mar. 31, 2023 Market Value ($000)
Vanguard Extended Market Index Fund	29,497	96	—	—	1,628	96	—	31,221
Vanguard Market Liquidity Fund	—	NA1	NA1	—	—	1	—	1
Vanguard Total International Bond Index Fund	65,411	1,200	333	7	2,079	262	—	68,364
Vanguard Total International Stock Index Fund	134,957	753	6,375	636	8,088	287	—	138,059
Vanguard Variable Insurance Funds—Equity Index Portfolio	165,979	11,093	3,948	1,062	3,161	2,581	5,716	177,347
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	154,500	7,021	2,733	10	950	3,868	—	159,748
Total	550,344	20,163	13,389	1,715	15,906	7,095	5,716	574,740
1	Not applicable—purchases and sales are for temporary cash investment purposes.